                                                                     Exhibit 2.4

                                JOINDER AGREEMENT

                  JOINDER AGREEMENT, dated this 22nd day of November, 2000, by and among VERITAS Software Corporation, a Delaware corporation ("Veritas"), Seagate Technology, Inc., a Delaware corporation ("Seagate") and the entities listed below as SAC Indemnitors (each, a "SAC Indemnitor").

                  Reference is made to that certain Indemnification Agreement (the "Indemnification Agreement"), dated as of March 29, 2000, by and among Veritas, Seagate, Suez Acquisition Company (Cayman) Limited, a limited company organized under the laws of the Cayman Islands ("SAC"), as amended. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indemnification Agreement.

                  By executing this Joinder Agreement, each SAC Indemnitor, severally and not jointly, hereby agrees to be bound by the terms of the Indemnity Agreement as if it was an original signatory to such Agreement and shall be deemed to be a SAC Indemnitor thereunder.

                  This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Joinder Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first above written.


                               SAC INDEMNITORS:
                               NEW SAC


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY HOLDINGS


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY HDD HOLDINGS


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY (US) HOLDINGS, INC.


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY LLC
                               By:  Seagate Technology, Inc., its Managing
                                    Member


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               [SEAGATE US LLC]


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               REDWOOD ACQUISITION CORPORATION


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson

                                  Title:

                               QUINTA CORPORATION


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY INTERNATIONAL


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY (THAILAND) LIMITED


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY CHINA HOLDING CO.


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY ASIA HOLDINGS


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY (IRELAND)

                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY MEDIA (IRELAND)


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY REYNOSA S.
                               DE R.L. DE C.V.


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               NIPPON SEAGATE INC.


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE SINGAPORE DISTRIBUTION PTE. LTD.


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE DISTRIBUTION (UK) LIMITED


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY (MARLOW) LIMITED


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson

                                  Title:

                               SEAGATE TECHNOLOGY FAR EAST HOLDINGS

                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY (PHILIPPINES)


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE TECHNOLOGY (SAN) HOLDINGS


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               XIOTECH CORPORATION


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               XIOTECH (CANADA) LTD.


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE REMOVABLE STORAGE SOLUTIONS
                               HOLDINGS


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson

                                  Title:

                               SEAGATE REMOVABLE STORAGE SOLUTIONS (US)
                               HOLDINGS, INC


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE REMOVABLE STORAGE SOLUTIONS LLC
                               By:  Seagate Technology, Inc., its Managing
                               Member


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               [SEAGATE RSS LLC]


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE REMOVABLE STORAGE SOLUTIONS
                               INTERNATIONAL


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE SOFTWARE (CAYMAN) HOLDINGS


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS, INC.

                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP (CANADA), INC.


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               NIPPON SEAGATE SOFTWARE KK


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS BV


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE SOFTWARE INFORMATION PTE LTD.


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

                               SEAGATE SOFTWARE INFORMATION MANAGEMENT
                               GROUP UK LIMITED


                               By: /s/ William L. Hudson
                                  --------------------------
                                  Name: William L. Hudson
                                  Title:

Agreed to and Accepted by:

VERITAS SOFTWARE CORPORATION


By: /s/ Jay A. Jones
   -------------------------------
   Name: Jay A. Jones
   Title:

SEAGATE TECHNOLOGY, INC.


By: /s/ William L. Hudson
   -------------------------------
   Name: William L. Hudson
   Title: